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                      RETAIL FUND PARTICIPATION AGREEMENT
                                      AND
                      MUTUAL FUND SALES AGREEMENT ADDENDUM

THIS AGREEMENT, made and entered into this 26th Day of February, 2009, by and among HARTFORD LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of Connecticut (hereinafter the "COMPANY"), on its own behalf and on behalf of each separate account of the Company set forth in SCHEDULE A hereto, as my be amended from time to time (each such account hereinafter referred to as a "SEPARATE ACCOUNT"), with respect to this Agreement and the Addendum, the investment companies executing this Agreement (each a "Fund" and collectively the "Funds"), on behalf of themselves and each of their series or classes of shares solely with respect to this Agreement, JPMorgan Distribution Service, Inc., a broker dealer organized under the laws of Delaware that is the distributor of shares of the Fund ("JPMDS") with respect to this Agreement and the Addendum, and JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and Security Capital Research & Management Incorporated, each an investment adviser to a Fund or Funds solely with respect to Article VI and Schedule C of this Agreement..

                                  WITNESSETH:

WHEREAS, beneficial interests in the Funds are divided into several series of shares (each a "Portfolio", collectively, the "Portfolios"); and

WHEREAS, each Fund desires to enter into an Agreement pursuant to which the Fund will retain the Company to perform some or all of the recordkeeping, processing and reporting services and functions set forth on Schedule B with respect to transactions in shares of the Portfolios ("Shares") listed on Schedule A, excluding those Shares that carry a redemption fee;

WHEREAS, JPMDS desires to enter into an Agreement pursuant to which it will retain the Company to perform some or all of the marketing and distribution services set forth in the Addendum with respect to transactions in Shares listed on Schedule A;

WHEREAS, this Agreement only pertains to business conducted by the Company outside of the business that is conducted by the Company and covered under separate agreements the Funds or their affiliates may have with Merrill Lynch, Pierce, Fenner and Smith and its affiliates or The Princeton Retirement Group and its affiliates;

WHEREAS, the Funds are registered as open-end management investment companies under the Investment Company Act of 1940, as amended (hereinafter the "1940 ACT") and their shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 ACT"); and

WHEREAS, the Company issues certain group variable annuity contracts and group funding Agreements (the "CONTRACTS") in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "CODE"); and

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WHEREAS, each Separate Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts; and

WHEREAS, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and Security Capital Research & Management Incorporated (the "ADVISERS") are investment advisers to the Fund of Funds and are duly registered as an investment advisers under the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"), and any applicable state securities laws; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase Shares of the Portfolios set forth in SCHEDULE A on behalf of each corresponding Separate Account set forth on such SCHEDULE A to fund the Contracts.

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Funds and the Advisers agree as follows:

               ARTICLE I. Purchase and Redemption of Fund Shares.

1.1 The Funds agree to make Shares available for purchase by the Company and Funds shall execute orders placed by the Company on behalf of any Separate Account on a Business Day (as defined below) at the next determined net asset value per share after receipt and acceptance by the Fund or its designee of such order as set forth in the applicable current prospectus ("Prospectus") and Statement of Additional Information ("SAI") and applicable rules, regulations and requirements. For purposes of this Section, the Company shall be the designee of the Fund for receipt of such orders from each Separate Account. Receipt by such designee by the Funds' deadline for orders on a Business Day shall constitute receipt by the Funds; provided that the Funds receive notice of such order via the National Securities Clearing Corporation (the "NSCC") by 9:30 a.m. Eastern Time on the next following Business Day. The Fund will receive all orders to purchase Shares using the NSCC's Defined Contribution Clearance & Settlement ("DCC&S") platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. The Company shall pay for Shares by the scheduled close of federal funds transmissions on the same Business Day the Fund receives an order to purchase Shares in accordance with this section using the NSCC's Fund/SERV System. Payment shall be in federal funds transmitted by wire to the Fund's designated Settling Bank to the NSCC. "BUSINESS DAY" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates it net asset value pursuant to the rules of the SEC. "NETWORKING" shall mean the NSCC's product that allows Funds and Company to exchange account level information electronically. "SETTLING BANK" shall mean the entity appointed by the Fund to perform such settlement services on behalf of the Fund and agrees to abide by the NSCC's Rules and Procedures insofar as they relate to the same day funds settlement.

If the Company is somehow prohibited from submitting purchase and settlement instructions to the Fund for Shares via the NSCC's DCC&S platform the following shall apply to this Section:

The Funds agree to make Shares available for purchase by the Company and Funds shall execute orders placed by Company on behalf of any Separate Account on a Business Day at the next determined-net asset value per share computed after receipt and acceptance by the Fund or its designee of such order. For purposes of this Section, the Company shall be the designee of the Fund for the receipt of such orders from the Separate Account and receipt by such designee by the Funds' deadline for orders on a Business Day shall constitute receipt by the Fund; provided that the Fund or JPMDS receives notice of such order by 9:30 a.m. Eastern Time on the next following Business Day. The Company shall pay for Shares by the scheduled close of federal funds transmissions on the same Business Day the Fund receives an order to


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purchase Shares in accordance with this section. Payment shall be in federal funds transmitted by wire to the Fund's designated custodian. If payment for any purchase order is not received in accordance with the foregoing, the Funds reserve the right, with notice to the Company, to cancel the sale and to hold Company responsible for any loss sustained as a result thereof, including loss of profit.

1.2 The Funds agree to make Shares available for purchase at the applicable net asset value per share indefinitely by the Company on Business Days; provided, however, that the Funds or JPMDS in their sole discretion may refuse to sell Shares to any person or suspend or terminate the offering of Shares.

1.3 The Funds will make available to Company a list of the states or other jurisdictions in which Shares are eligible for sale, which list may be revised from time to time. Company agrees to sell or offer to sell Shares only in the states and other jurisdictions appearing on the most recent list received from the Funds.

1.4 The Funds agree to redeem, upon the Company's request, any full or fractional shares of the Fund held by the Company on behalf of a Separate Account, executing such requests on a Business Day at the net asset value next computed after receipt and acceptance by the Fund or its designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the Fund for receipt of requests for redemption from each Separate Account and receipt by such designee by the Funds' deadline for orders on a Business Day shall constitute receipt by the Fund; provided the Fund receives notice of such request for redemption via the NSCC by 9:30 a.m. Eastern Time on the next following Business Day. The Fund will receive all orders to redeem Shares using the NSCC's DCC&S platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. Payment for Shares redeemed shall be made in accordance with this section using the NSCC's Fund/SERV System. Payment shall be in federal funds transmitted by the NSCC to the Separate Account's Settling Bank as designated by the Company, on the same Business Day the Funds receive notice of the redemption order from the Company provided that the Funds receive notice by 9:30 a.m. Eastern Time on such Business Day.

If the Company is somehow prohibited from submitting redemption and settlement instructions to the Fund for Shares via the NSCC's DCC&S platform the following shall apply to this Section:

The Funds agree to redeem, upon the Company's request, any full or fractional Shares held by the Company on behalf of a Separate Account, executing such requests on a Business Day at the net asset value next computed after receipt and acceptance by the Fund or its designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the Fund for receipt of requests for redemption from each Separate Account and receipt by such designee by the Funds' deadline for orders on a Business Day hall constitute receipt by the Fund; provided the Funds receive notice of such request for redemption by 9:30 a.m. Eastern Time on the next following Business Day. Payment shall be in federal funds transmitted by wire to the Separate Account as designated by the Company, on the same Business Day the Funds receive notice of the redemption order from the Company provided that the Fund receives notice by 9:30 a.m. Eastern Time on such Business Day.

1.5  The Company will place separate orders to purchase or redeem Shares.

1.6 Issuance and transfer of Shares will be by book entry only. Share certificates will not be issued to the Company or any Separate Account. Purchase and redemption orders for Shares will be recorded in an appropriate title for each Separate Account or the appropriate subaccount of each Separate Account.

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1.7  The Funds shall furnish prior day and same day notice to the Company of any income, dividends or capital gain distributions payable on Shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Shares in the form of additional Shares of that Portfolio. The Fund shall notify the Company of the number of Shares so issued as payment of such dividends and distributions no later than one Business Day after issuance. The Company reserves the right to revoke this election and to receive in cash all such dividends and distributions declared after receipt of notice of revocation by the Fund.

1.8 The Company agrees that neither the Funds, their distributor nor any of their affiliates or agents will have any responsibility or liability to review any purchase or redemption request which is presented by the Company (i) to determine whether such request is genuine or authorized by the owner of a Contract, participant or beneficiary that has selected a Portfolio as an investment option ("Contract Owner") or (ii) to determine the suitability of a particular Fund or Class for such Contract Owner. The Funds, their distributor and their affiliates and agents will be entitled to rely conclusively on any purchase or redemption request communicated to the Funds by the Company, and will have no liability whatsoever for any losses, claims or damages to or against the Company or any Contract Owner resulting from the failure of Company to transmit any such request, or from any errors contained in any request.

1.9. Company certifies that it will at all times follow relevant rules, regulations and requirements in connection with the handling of orders for transactions in the Funds, including, without limitation:

       (a)  Rule 22c-1(a) and other applicable rules under the 1940 Act;

       (b) the provisions of this Agreement;

       (c)  the Funds' current prospectus (the "Prospectus"); and

       (d) Rule 22c-2 as set forth in Schedule D

1.10  Company further certifies that it:

       (i) has adopted and implemented and will monitor its compliance with procedures reasonably designed to prevent violations of relevant law, regulation and Prospectus requirements with respect to late trading;

       (ii) upon request, will provide information and further certification to the Funds or their designee to verify compliance with this Article I; and

       (iii) will cooperate in monitoring and enforcing of the Funds' market timing and late trading policies as set forth in the Prospectus and such other policies established by the Funds from time to time; and

       (iv) will provide monthly participant level account activity reports to the Funds via Sungard Transaction Network ("STN").

1.12 The Funds shall make the net asset value per share of each Portfolio available to the Company on a daily basis as soon as reasonably practicle after the close of trading each Business Day, but in no event later than 6:30 p.m. Eastern time on such Business Day.

1.13(a) If the Fund provides materially incorrect share net asset value information through no fault of the Company, the Separate Accounts shall be entitled to an adjustment with respect to the Shares purchased or redeemed to reflect the correct net asset value per share.


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1.14(b)  The determination of the materiality of any net asset value pricing error and its correction shall be based on the SEC's recommended guidelines regarding these errors. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery.

ARTICLE II Administrative Services to Contract Owners and Distribution Services
                      to the Funds and the Contract Owners

2.1 Company shall perform some or all of the recordkeeping, processing and reporting services and functions set forth on Schedule B with respect to transactions in Shares.

2.2 Company shall perform some or all of the marketing and distribution services set forth in the Addendum.

                  ARTICLE III. Representations and Warranties

3.1 The Company represents and warrants that the Contracts are or will be registered unless exempt and that it will make every effort to maintain such registration under the 1933 Act to the extent required by the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Separate Account prior to any issuance or sale of Contracts, shares or other interests therein, as a segregated asset account under the insurance laws of the State of Connecticut and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with and to the extent required by the provisions of the 1940 Act, unless exempt therefrom, to serve as a segregated investment account for the Contracts. Unless exempt, the Company shall amend its registration statement for its Contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts. The Company shall register and qualify the Contracts for sale in accordance with securities laws of the various states only if and to the extent deemed necessary by the Company.

3.2 The Funds represent and warrant that (i) Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and shall remain registered under the 1940 Act for as long Shares are sold; (ii) the Fund shall amend the registration statement for its Shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares; and (iii) the Fund shall register and qualify its shares for sales in accordance with the laws of the various states only if and to the extent deemed advisable by the Funds.

3.3 The Funds represents that each Portfolio (a) is currently qualified as a Regulated Investment Company under Subchapter M of the Code; (b) will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision); and (c) will notify the Company immediately upon having a reasonable basis for believing that such Portfolio has ceased to so qualify or might not so qualify in the future.

3.4 The Funds make no representation as to whether any aspect of their operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or insurance regulations of any state. The Funds represent that their respective operations are and

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shall at all times remain in material compliance with applicable federal and state securities law to the extent required to perform this Agreement.

3.5 The Funds represent that they are lawfully organized and validly existing under the laws of the State of Massachusetts, Delaware or Maryland as applicable and that they do and will comply in all material respects with applicable provisions of the 1940 Act.

3.6 The Fund represents and warrants that it is and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

3.7 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage in an amount not less than $5 million. The aforesaid includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

3.8  The Company represents that:

       (1) it has adopted and implemented policies and procedures which comply with the orders and directives of the Office of Foreign Assets Control ("OFAC");

       (2) its Separate Accounts are beneficially owned exclusively by retirement plans, which retirement plans are not "covered products" as that term is defined in 31 CFR 103.137 of the Bank Secrecy Act (as amended by the USA Patriot Act); and

       (3) it will (but only to the extent consistent with applicable law) take all steps necessary and appropriate to provide the Fund with any requested information about the Separate Accounts and their Fund accounts in the event that the Fund shall request such information due to any inquiry or investigation by any law enforcement, regulatory, or administrative authority.

3.9 The Company represents that, to the extent Shares are purchased by a Separate Account on behalf of a defined contribution plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (a "Plan"), the arrangements provided for in this Agreement will be disclosed to the Plan(s) through their representatives,

3.10 The Company represents that either (a) it is not a "fiduciary" with respect to the provision of the services contemplated herein to any Plan(s) as such term is defined in Section 3(21) of ERISA, and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"); or (b) its receipt of fees pursuant to this Agreement and the provision of the services contemplated herein to any Plan(s) will not constitute a non-exempt "prohibited transaction" as such term is defined in Section 406 of ERISA and Section 4975 of the Code.

3.11 JPMDS represents that it is a broker dealer registered with the Securities and Exchange Commission pursuant to Section 15 of the Securities Exchange Act of 1934 and that it is a member of the Financial Industry Regulatory Authority.

3.12 The foregoing representations and warranties shall be made, by the party hereto that makes the representation or warranty as of the date first written above and at the time of each purchase and each sale of Shares pursuant to this Agreement.


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         ARTICLE IV. Prospectuses; Reports and Proxy Statements; Voting

4.1(a) The Fund shall provide the Company at no charge with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies of the Fund's current prospectus and statement of additional information, the Fund shall provide camera-ready film, computer diskettes, e-mail transmissions or PDF files containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund are amended during the year) to have the prospectus for the Contracts (if applicable) and the Fund's prospectus printed together in one document or separately. The Company may elect to print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

4.1(b) For prospectuses and statements of additional information provided by the Company to its existing Contract Owners in order to update disclosure as required by the 1933 Act and/or the 1940 Act, the cost of setting in type, printing and distributing shall be borne by the Funds. If the Company chooses to receive camera-ready film or computer diskettes in lieu of receiving printed copies of the Funds' prospectus and/or statement of additional information, the Funds shall bear the cost of typesetting to provide the Funds' prospectus and/or statement of additional information to the Company in the format in which the Funds are accustomed to formatting prospectuses and statements of additional information, respectively, and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses and/or statements of additional information. In such event, the Funds will reimburse the Company in an amount equal to the product of x and y where x is the number of such prospectuses distributed to Contract Owners, and y is the Funds' per unit cost of printing the Funds' prospectuses. The same procedures shall be followed with respect to the Funds' statement of additional information. The Funds' shall not pay any costs of typesetting, printing and distributing the Funds' prospectus and/or statement of additional information to prospective Contract Owners.

4.2 The Fund shall provide the Company at no charge with copies of the Fund's proxy statements, Fund annual and semi-annual reports to shareholders, and other Fund communications to shareholders (except for prospectuses and statements of additional information, which are covered in Section 4.1(a) and (b) above) in such quantity as the Company shall reasonably require for distributing to existing Contract Owners. The Funds shall not pay any costs of distributing annual and semi-annual reports and other communications to prospective Contract Owners.

4.3. The Fund's statement of additional information shall be obtainable by Contract Owners from the Fund, JPMDS, or the Company or such other person as the Fund may designate.

4.4 If and to the extent required by law the Company shall distribute all proxy material furnished by the Fund to Contract Owners to whom voting privileges are required to be extended and shall:

       A.  solicit voting instructions from Contract Owners;

       B. vote the Shares held in the Separate Account in accordance with instructions received from Contract Owners; and

       C. so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable annuity contract owners, vote

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            Fund shares held in the Separate Account for which no timely instructions have been received, in the same proportion as Shares for which instructions have been received from the Company's Contract Owners. The Company reserves the right to vote Shares held in any segregated asset account for its own account, to the extent permitted by law. Notwithstanding the foregoing, with respect to the Shares held by unregistered Separate Accounts that issue Contracts issued in connection with employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, the Company shall vote such Shares allocated to such Contracts only in accordance with the Company's agreements with such Contract Owners.

4.5 The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders. The Fund will not hold annual meetings but will hold such special meetings as may be necessary from time to time. Further, the Fund will act in accordance with the SEC interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate with respect thereto.

                   ARTICLE V. Sales Material and Information

5.1 The Company shall furnish, or shall cause to be furnished, to the Funds or JPMDS, each piece of sales literature or other promotional material prepared by the Company or any person contracting with the Company in which the Fund, the Adviser or JPMDS is described, at least ten business days prior to its use. No such literature or material shall be used if the Funds or their or their designee reasonably objects to such use within ten calendar days after receipt of such material Such approval process shall not apply to subsequent usage of materials that are the same as prior approved materials.

5.2 Neither the Company nor any person contracting with the Company shall give any information or make any representations or statements on behalf of the Funds or concerning the Funds in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for Shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports to shareholders or proxy statements for the Fund, or in sales literature or other promotional material approved by the Funds or their designee, except with the permission of the Funds or their designee.

5.3 The Funds shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or any Separate Account is named, at least ten business days prior to its use. No such literature or material shall be used if the Company or its designee reasonably objects to such use within ten calendar days after receipt of such material. Such approval process shall not apply to subsequent usage of materials that are the same as prior approved materials.

5.4 Neither the Funds nor JPMDS shall give any information or make any representations on behalf of the Company or concerning the Company, each Separate Account, or the Contracts other than the information or representations contained in the Contracts, a disclosure document, registration statement or prospectus for the Contracts (if applicable), as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Separate Account which are in the public domain or approved by the Company for distribution to Contract Owners or participants, or in sales literature or other promotional material approved by the Company, except with the permission of the Company.


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5.5  The Fund will provide to the Company at least one complete copy of all prospectuses, statements of additional information, reports to shareholders, proxy statements, and all amendments to any of the above, that relate to the Fund or its shares, promptly after the filing of such document with the SEC or other regulatory authorities.

5.6 The Company will provide to the Fund at least one complete copy of all prospectuses, statements of additional information, reports, solicitations for voting instructions, and all amendments to any of the above, if applicable to the investment in a Separate Account or Contract, promptly after the filing of such document with the SEC or other regulatory authorities.

5.7 For purposes of this Article V, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, Internet, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, reprints or excerpts of any other advertisement, sales literature, or published article), registration statements, disclosure documents, prospectuses, statements of additional information, shareholder reports, and proxy materials.

5.8 The Company agrees and acknowledges that the Company has no right, title or interest in the names and marks of the Fund, the Advisers or their affiliates and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Funds, the Advisers or their affiliates. Except as provided in Section 5.1, the Company shall not use any such names or marks on its own behalf or on behalf of a Separate Account in connection with marketing the Contracts without prior written consent of the Funds or JPMDS. Upon termination of this Agreement for any reason, the Company shall cease all use of any such names or marks.

5.9 The Funds and JPMDS each agree and acknowledge that each has no right, title or interest in the names and marks of the Company, and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Company. Except as provided in
Section 5.3, neither the Funds nor JPMDS shall use any such names or marks in connection with marketing the Fund without prior written consent of the Company. Upon termination of this Agreement for any reason, the Fund shall cease all use of any such names or marks.

                                ARTICLE VI. Fees

6.1 The Fund and the Advisers shall pay the Company the administrative services fees provided for in the attached SCHEDULE Cfor the services listed in SCHEDULE B.

6.2 JPMDS shall pay the Company the distribution fees provided for in the Addendum for the distribution and marketing services described in the Addendum.

                          ARTICLE VII. Indemnification

7.1  Indemnification By The Company

(a) The Company agrees to indemnify and hold harmless the Funds, JPMDS and each of their respective trustees, directors, officers, employees or agents and each person, if any, who controls the Funds within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including

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amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of Shares or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the disclosure statement, registration statement, prospectus or statement of information for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to an Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of such Indemnified Party or the Fund for use in the registration statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales literature (or any amendment or supplement); or

       (ii) directly result from (a) statements or representations by or on behalf of the Company (other than statements or representations contained in the Fund registration statement, Fund prospectus or sales literature of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Funds or JPMDS); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Company or persons under its control or

       (iii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund registration statement, Fund prospectus, statement of additional information or sales literature of the Fund (or any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund or its designee by the Company or persons under its control; or

       (iv) directly result form any material breach of any representation and/or warranty made by the Company in this Agreement or the Addendum or form any other material breach by the Company of this Agreement or the Addendum; except to the extent provided in Sections 7.1(b) and 7.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 7.5 hereof, the Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

7.2  Indemnification by the Fund

(a) The Fund agrees to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of Shares or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of such Indemnified Party, the Company or JPMDS for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto); or

       (ii) directly result from (a) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by or on behalf of the Funds or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Funds or persons under the control of the Funds; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Fund or persons under the control of the Funds, respectively; or

       (iv) directly result from any material breach of any representation and/or warranty made by the Fund in this Agreement or from any other material breach of this Agreement by the Fund; except to the extent provided in Sections 7.2(b) and 7.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 7.5 hereof, the Indemnified Parties will promptly notify the Fund of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

7.3  Indemnification by JPMDS

(a) JPMDS agrees to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of JPMDS) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to JPMDS or the Fund by or on behalf of such Indemnified Party or the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto); or

       (ii) directly result from (a) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by JPMDS or persons under its respective control and other than statements or representations authorized by the Company); or
            (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of JPMDS or persons under the control of JPMDS; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by JPMDS or persons under the control of JPMDS; or

       (iv) directly result from any material breach of any representation and/or warranty made by JPMDS in this Agreement or the Addendum or from any other material breach of this Agreement or the Addendum by JPMDS except to the extent provided in Sections 7.3(b) and 7.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 7.5 hereof, the Indemnified Parties will promptly notify JPMDS of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

7.4 Neither the Company, JPMDS nor the Funds shall be liable for special, consequential or incidental damages. This indemnity agreement will be in addition to any liability which the parties may otherwise have.

7.5.  Indemnification Procedure

(a) Any person obligated to provide indemnification under this Article VII ("INDEMNIFYING PARTY" for the purpose of this Section 7.5) shall not be liable under the indemnification provisions of this Article VII with respect to any claim made against a party entitled to indemnification under this Article VII ("INDEMNIFIED PARTY" for the purpose of this Section 7.5) unless such Indemnified

Party shall have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such party shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim shall not relieve the Indemnifying Party form any liability which it may have to the Indemnification Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VII. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice form the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified Party, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless:

       (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or

       (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VII. The indemnification provisions contained in this Article VII shall survive any termination of this Agreement.

                          ARTICLE VIII. Applicable Law

8.1 This Agreement and the Addendum shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.

8.2 This Agreement and the Addendum shall be subject to the provisions of the 1933,1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

                            ARTICLE IX. Termination

9.1  This Agreement shall terminate:

(a) at the option of any party upon 60 days' advance written notice to the other parties unless otherwise agreed in a separate written agreement among the parties; or

(b) at the option of the Funds upon institution of formal proceedings against the Company by the FINRA, the SEC, the insurance commission of any state or nay other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Separate Accounts, or the purchase of the Fund shares, which in the judgment of the Funds are reasonably likely to have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

(c) at the option of the Company upon institution of formal proceedings against the Funds, the Funds' distributor or the Advisers by the FINRA, the SEC, or any state securities or insurance department or any other regulatory body, related to the purchase or sale of the Fund shares or the operation of the Fund which in the judgment of the Company are reasonably likely to have a material adverse effect on the Fund's ability to perform its obligations under this Agreement; or

(d) at the option of the Company if a Portfolio delineated in SCHEDULE A ceases to qualify as a Regulated Investment Company under Subchapter M of the Code (a "RIC"), or under any successor or similar provision, and the disqualification is not cured within the period permitted for such cure, or if the Company reasonably believes that any such Portfolio may fail to so qualify and be unable to cure such disqualification within the period permitted for such cure; or

(e) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; provided that the party not in breach shall give the party in breach notice of the breach and the party in breach does not cure such breach within 30 days of receipt of such notice of breach; or

(f) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Funds, the Funds' distributor or the Advisers has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; or

(g) at the option of the Funds, if the Funds, shall determine in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Funds.

9.2  Notice Requirement

(a) In the event that any termination of this Agreement is based upon the provisions of Sections 9.1(b), 9.1(c) or 9.1(d), prompt written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating the Agreement to the non-terminating parties, with said termination to be effective upon receipt of such notice by the non-terminating parties; provided that for any termination of this Agreement based on the provisions of
Section 9.1(d), said termination shall be effective upon the Portfolio's failure to qualify as a RIC and to cure such disqualification within the period permitted for such cure.

(b) In the event that any termination of this Agreement is based upon the provisions of Sections 9.1(f) or 9.1(g), prior written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating this Agreement to the non-terminating parties. Such prior written notice shall be given by the party terminating this Agreement to the non-terminating parties at least 60 days before the effective date of termination.

9.3 It is understood and agreed that the right to terminate this Agreement pursuant to Section 9.1(a) may be exercised for any reason or for no reason.

9.4  Effect of Termination

Notwithstanding any termination of this Agreement pursuant to Section 9.1(a) through 9.1(g), the Contract Owners shall be permitted to direct reallocation of investments in the Funds, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Contracts unless such further sale of Shares is proscribed by law, regulation or an applicable regulatory body.

                               ARTICLE X. Notices

10.1 (a) Any notice shall be deemed duly given only if sent by hand or overnight express delivery, evidenced by written receipt or by certified mail, return receipt requested, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. All notices shall be deemed given the date received or rejected by the addressee.

     If to the Company:

            Hartford Life Insurance Company
            200 Hopmeadow Street
            Simsbury, Connecticut 06089
            Attention: Vice President, Investment Products Division

     With a copy to:

            General Counsel
            Hartford Life Insurance Company
            200 Hopmeadow Street
            Simsbury, Connecticut 06089

     If to the Fund:

            JPMorgan Funds
            1111 Polaris Parkway
            Columbus, OH 43240
            Attn: Contract Administration

     If to JPMDS:

            JPMorgan Distribution Services, Inc.
            1111 Polaris Parkway
            Columbus, OH 43240
            Attn: Contract Administration

                            ARTICLE XI Miscellaneous

11.1 Subject to law and regulatory authority, each party hereto shall treat as confidential the names and addresses of the Contract Owners and all other information reasonably identified as confidential in writing by any other party hereto, and, except as contemplated by this Agreement, shall not disclose, disseminate or utilize such confidential information except (i) as may be necessary in the ordinary course of performing the services and transactions contemplated by this Agreement; (ii) with the express prior written consent of the affected party; or (iii) as required by law, judicial process or regulatory requirements. Confidential information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon Confidential Information.

In addition, the parties hereby represent that they will use and disclose Personal Information (as defined below) only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). "PERSONAL INFORMATION" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. If either party outsources services to a third party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

11.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

11.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

11.5 This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.

11.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the FINRA, and state insurance regulators) and shall permit each other and such authorities (and the parties hereto) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. ???Notwithstanding the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California laws and regulations

11.7 Each party represents that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (b) the party has obtained, and during the term of this Agreement will maintain, all authorizations, licenses, qualifications or registrations required to be maintained in connection with the performance of its duties under this Agreement; and (c) the party will comply in all material respects with all applicable laws, rules and regulations.

11.8 The parties to this Agreement may amend by written agreement the Schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Separate Accounts or the Funds.

11.9 The names "JPMorgan Trust I," JPMorgan Trust II," "Undiscovered Managers Funds" "J.P. Morgan Mutual Fund Group", or "J.P. Morgan Mutual Fund Investment Trust" refer respectively to the Funds. The obligations of each Fund (or the particular Portfolio thereof) entered into in the name or on behalf thereof by any Trustee, representative or agent of the Fund are made not individually, but in such capacities, and such obligations of each Fund (or the particular Portfolio thereof) are not binding upon any Trustee, shareholder or representative of that Fund personally, but bind only the assets of the applicable Fund (or the particular Portfolio thereof), and all persons dealing with that Fund (or particular Portfolio thereof) must look solely to the assets of the Fund (or the particular Portfolio thereof) for the enforcement of any claims against the Fund (or the particular Portfolio).

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ James Davey
       --------------------------------
Name:  James Davey
Title: Executive Vice President,
       Employer Markets

JPMORGAN TRUST I
JPMORGAN TRUST II,
J.P. MORGAN FLEMING MUTUAL FUND GROUP,
INC.
J.P. MORGAN MUTUAL FUND GROUP
J.P. MORGAN MUTUAL FUND INVESTMENT       JPMORGAN VALUE OPPORTUNITIES FUND
TRUST
UNDISCOVERED MANAGERES FUNDS

245 Park Avenue                          1101 Vermont Avenue, NW
New York, NY 10167                       Washington, DC 20005

By:    /s/ Jeffrey D. House              By:    /s/ Susan S. Montgomery
       --------------------------------         --------------------------------
       Authorized Signature                     Authorized Signature
Name:  Jeffrey D. House                  Name:  Susan S. Montgomery
Title: Assistant Treasurer               Title: Authorized Signer
Date:  3/4/09                            Date:  3/4/09

JPMORGAN INVESTMENT ADVISORS INC.
1111 Polaris Parkway
Columbus, OH 43271-1235

By:    /s/ John C. Noel
       --------------------------------------
Name:  John C. Noel
Title: Treasurer & Chief Financial Officer
Date:  3/5/09

J.P. MORGAN INVESTMENT MANAGEMENT INC.
245 Park Avenue
New York, NY 10167

By:    /s/ Gary J Madich
       --------------------------------
Name:  Gary J Madich
Title: Managing Director
Date:  3-5-09

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED
10 South Dearborn
Chicago, IL 60603

By:    /s/ Scott E. Richter
       --------------------------------
Name:  Scott E. Richter
Title: Secretary
Date:  3/4/09

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4, 401

403 AND 457 MARKET

DCI, DCII, 457, UFC, Separate Account Two, Separate Account Eleven, Separate Account Twelve, Separate Account Fourteen

Funds: A, Select, R2, Institutional and R5 Shares of the variable NAV funds of the Trusts listed below, excluding those Funds that carry a redemption fee:

JPMORGAN TRUST I
JPMORGAN TURST II,
J.P.Morgan Fleming Mutual Fund Group, Inc.
J.P.Morgan Mutual Fund Group
J.P.Morgan Mutual Fund Investment Trust
UNDISCOVERED MANAGERS FUNDS
JPMORGAN VALUE OPPORTUNITIES FUND INC.

As of July 9, 2008, the following Funds were series of the above mentioned
Trusts: JPMorgan Funds (excluding short-term and index funds -- in a separate list below)

#                             JPM FUND NAME                          SHARE            CUSIP           TICKER
-----------------------------------------------------------------------------------------------------------------
1009        Highbridge Statistical Market Neutral Fund          A                4812A2454        HSKAX
1011        Highbridge Statistical Market Neutral Fund          Select           4812A2439        HSKSX
1102        JPMorgan Bond Fund                                  A                4812A1704        JBDAX
1207        JPMorgan Bond Fund                                  Select           4812A1506        JBSEX
1391        JPMorgan Bond Fund                                  Institutional    4812A1605        JMIBX
9           JPMorgan Capital Growth Fund                        A                4812A1548        VCAGX
368         JPMorgan Capital Growth Fund                        Select           4812A1555        VCGIX
1034        JPMorgan Capital Growth Fund                        R2               4812A4252        JREZX
3717        JPMorgan Core Bond Fund                             A                4812C0357        PGBOX
3720        JPMorgan Core Bond Fund                             Select           4812C0381        WOBDX
3800        JPMorgan Core Bond Fund                             R5               4812C2627        JCBRX
1043        JPMorgan Core Bond Fund                             R2               4812C2486        JCBZX
3152        JPMorgan Core Plus Bond Fund                        A                4812C0811        ONIAX
3122        JPMorgan Core Plus Bond Fund                        Select           4812C0845        HLIPX
1044        JPMorgan Core Plus Bond Fund                        R2               4812C2478        JCPZX
1250        JPMorgan Disciplined Equity Fund                    A                4812A1845        JDEAX
1216        JPMorgan Disciplined Equity Fund                    Select           4812A1860        JDESX
1304        JPMorgan Disciplined Equity Fund                    Institutional    4812A1852        JPIEX
1138        JPMorgan Diversified Fund                           A                4812A1795        JDVAX
1285        JPMorgan Diversified Fund                           Select           4812A1829        JDVSX
1387        JPMorgan Diversified Fund                           Institutional    4812A1811        JPDVX
3150        JPMorgan Diversified Mid Cap Growth Fund            A                4812C1686        OSGIX
3120        JPMorgan Diversified Mid Cap Growth Fund            Select           4812C1710        HLGEX
3149        JPMorgan Diversified Mid Cap Value Fund             A                4812C1728        OGDIX
3119        JPMorgan Diversified Mid Cap Value Fund             Select           4812C1751        HLDEX
710         JPMorgan Dynamic Small Cap Growth Fund              A                4812A1498        VSCOX
288         JPMorgan Dynamic Small Cap Growth Fund              Select           4812A1514        JDSCX
3158        JPMorgan Equity Income Fund                         A                4812C0464        OIEIX
3128        JPMorgan Equity Income Fund                         Select           4812C0498        HLIEX
3256        JPMorgan Government Bond Fund                       A                4812C0399        OGGAX
3246        JPMorgan Government Bond Fund                       Select           4812C0423        HLGAX
1045        JPMorgan Government Bond Fund                       R2               4812C2478        JGBZX
564         JPMorgan Growth Advantage Fund                      A                62826M483        VHIAX
1567        JPMorgan Growth Advantage Fund                      Select           4812A3718        JGASX
8           JPMorgan Growth and Income Fund                     A                4812A1456        VGRIX
366         JPMorgan Growth and Income Fund                     Select           4812A1464        VGIIX
3259        JPMorgan Intermediate Bond Fund                     A                4812C0852        OGBAX
3249        JPMorgan Intermediate Bond Fund                     Select           4812C0886        SEIFX
3837        JPMorgan International Realty Fund                  A                4812A3643        JIRAX
3839        JPMorgan International Realty Fund                  R5               4812A3627        JILRX
3840        JPMorgan International Realty Fund                  Select           4812A3650        JIRSX
3925        JPMorgan Intrepid America Fund                      A                4812A0193        JIAAX
1206        JPMorgan Intrepid America Fund                      Select           4812A2108        JPIAX
3926        JPMorgan Intrepid America Fund                      R5               4812A3767        JIARX
1030        JPMorgan Intrepid America Fund                      R2               4812A4286        JIAZX
3928        JPMorgan Intrepid Growth Fund                       A                4812A0227        JIGAX
3929        JPMorgan Intrepid Growth Fund                       R5               4812A3759        JGIRX
1202        JPMorgan Intrepid Growth Fund                       Select           4812A2207        JPGSX
1028        JPMorgan Intrepid Growth Fund                       R2               4812A4310        JIGZX
3701        JPMorgan Intrepid Mid Cap Fund                      A                4812C1488        PECAX

#                             JPM FUND NAME                          SHARE            CUSIP           TICKER
-----------------------------------------------------------------------------------------------------------------
3704        JPMorgan Intrepid Mid Cap Fund                      Select           4812C1512        WOOPX
3931        JPMorgan Intrepid Multi Cap Fund                    A                4812A0250        JICAX
1176        JPMorgan Intrepid Multi Cap Fund                    Select           4812A1308        JIISX
1316        JPMorgan Intrepid Plus Fund                         Select           4812A2280        JILSX
1314        JPMorgan Intrepid Plus Fund                         A                4812A2314        JPSAX
3934        JPMorgan Intrepid Value Fund                        A                4812A0284        JIVAX
1436        JPMorgan Intrepid Value Fund                        R5               4812A3726        JIVRX
1136        JPMorgan Intrepid Value Fund                        Select           4812A2306        JPIVX
1029        JPMorgan Intrepid Value Fund                        R2               4812A4294        JIVZX
3557        JPMorgan Investor Balanced Fund                     A                4812C1884        OGIAX
3559        JPMorgan Investor Balanced Fund                     Select           4812C2304        OIBFX
3560        JPMorgan Investor Conservative Growth Fund          A                4812C2403        OICAX
3562        JPMorgan Investor Conservative Growth Fund          Select           4812C2700        ONCFX
3554        JPMorgan Investor Growth & Income Fund              A                4812C2858        ONGIX
3556        JPMorgan Investor Growth & Income Fund              Select           4812C2825        ONGFX
3551        JPMorgan Investor Growth Fund                       A                4812C2809        ONGAX
3553        JPMorgan Investor Growth Fund                       Select           4812C2866        ONIFX
3148        JPMorgan Large Cap Growth Fund                      A                4812C0506        OLGAX
3118        JPMorgan Large Cap Growth Fund                      Select           4812C0530        SEEGX
3982        JPMorgan Large Cap Growth Fund                      R2               4812C2544        JLGZX
3160        JPMorgan Large Cap Value Fund                       A                4812C1561        OLVAX
3130        JPMorgan Large Cap Value Fund                       Select           4812C1595        HLQVX
3222        JPMorgan Large Cap Value Fund                       R5               4812C2593        JLVRX
1031        JPMorgan Large Cap Value Fund                       R2               4812C2551        JLVZX
689         JPMorgan Mid Cap Equity Fund                        Select           4812A1266        VSNGX
861         JPMorgan Mid Cap Value Fund                         A                339128308        JAMCX
1100        JPMorgan Mid Cap Value Fund                         Select           339183105        JMVSX
758         JPMorgan Mid Cap Value Fund                         Institutional    339128100        FLMVX
4009        JPMorgan Mid Cap Value Fund                         R2               339128100        JMVZX
1272        JPMorgan Mortgage-Backed Securities Fund            A                4812C1207        OMBAX
1273        JPMorgan Mortgage-Backed Securities Fund            Select           4812C1215        OMBIX
2020        JPMorgan Multi-Cap Market Neutral Fund              A                4812C1645        OGNAX
2023        JPMorgan Multi-Cap Market Neutral Fund              Select           4812C1678        OGNIX
1998        JPMorgan Real Return Fund                           A                4812A2470        RRNAX
1997        JPMorgan Real Return Fund                           Institutional    4812A2488        RRNNX
1996        JPMorgan Real Return Fund                           Select           4812A2496        RRNSX
1373        JPMorgan Realty Income Fund                         A                904504560        URTAX
1372        JPMorgan Realty Income Fund                         Institutional    904504503        URTLX
1380        JPMorgan Realty Income Fund                         R5               904504511        JRIRX
690         JPMorgan Small Cap Core Fund                        Select           4812A1233        VSSCX
361         JPMorgan Small Cap Equity Fund                      A                4812A1365        VSEAX
1037        JPMorgan Small Cap Equity Fund                      R2               4812A4245        JSEZX
3352        JPMorgan Small Cap Growth Fund                      A                4812C0548        PGSGX
3136        JPMorgan Small Cap Growth Fund                      Select           4812C0571        OGGFX
3907        JPMorgan Small Cap Growth Fund                      Institutional    4812C0290        JISGX
1036        JPMorgan Small Cap Growth Fund                      R2               4812C2528        JSGZX
3709        JPMorgan Small Cap Value Fund                       A                4812C1769        PSOAX
3712        JPMorgan Small Cap Value Fund                       Select           4812C1793        PSOPX
3609        JPMorgan Small Cap Value Fund                       R5               4812C2585        JSVRX
1035        JPMorgan Small Cap Value Fund                       R2               4812C2536        JSVZX
2212        JPMorgan SmartRetirement 2010 Fund                  Select           4812A2132        JSWSX

#                             JPM FUND NAME                          SHARE            CUSIP           TICKER
-----------------------------------------------------------------------------------------------------------------
2210        JPMorgan SmartRetirement 2010 Fund                  A                4812A2157        JSWAX
2213        JPMorgan SmartRetirement 2010 Fund                  Institutional    4812A2124        JSWIX
1048        JPMorgan SmartRetirement 2010 Fund                  R2               4812A4137        JSWZX
2217        JPMorgan SmartRetirement 2015 Fund                  Select           4812A3304        JSFSX
2215        JPMorgan SmartRetirement 2015 Fund                  A                4812A3106        JSFAX
2218        JPMorgan SmartRetirement 2015 Fund                  Institutional    4812A3403        JSFIX
4000        JPMorgan SmartRetirement 2015 Fund                  R2               4812A4179        JSFZX
2222        JPMorgan SmartRetirement 2020 Fund                  Select           4812A3700        JTTSX
2220        JPMorgan SmartRetirement 2020 Fund                  A                4812A3502        JTTAX
2223        JPMorgan SmartRetirement 2020 Fund                  Institutional    4812A3809        JTTIX
4001        JPMorgan SmartRetirement 2020 Fund                  R2               4812A4161        JTTZX
2227        JPMorgan SmartRetirement 2025 Fund                  Select           4812A3171        JNSSX
2225        JPMorgan SmartRetirement 2025 Fund                  A                4812A3197        JNSAX
2228        JPMorgan SmartRetirement 2025 Fund                  Institutional    4812A3163        JNSIX
4002        JPMorgan SmartRetirement 2025 Fund                  R2               4812A4153        JNSZX
2232        JPMorgan SmartRetirement 2030 Fund                  Select           4812A3866        JSMSX
2230        JPMorgan SmartRetirement 2030 Fund                  A                4812A3882        JSMAX
2233        JPMorgan SmartRetirement 2030 Fund                  Institutional    4812A3858        JSMIX
4003        JPMorgan SmartRetirement 2030 Fund                  R2               4812A4146        JSMZX
2237        JPMorgan SmartRetirement 2035 Fund                  Select           4812A3130        SRJSX
2235        JPMorgan SmartRetirement 2035 Fund                  A                4812A3155        SRJAX
2238        JPMorgan SmartRetirement 2035 Fund                  Institutional    4812A3122        SRJIX
4004        JPMorgan SmartRetirement 2035 Fund                  R2               4812A4138        SRJZX
2242        JPMorgan SmartRetirement 2040 Fund                  Select           4812A3825        SMTSX
2240        JPMorgan SmartRetirement 2040 Fund                  A                4812A3841        SMTAX
2243        JPMorgan SmartRetirement 2040 Fund                  Institutional    4812A3817        SMTIX
4005        JPMorgan SmartRetirement 2040 Fund                  R2               4812A4120        SMTZX
2247        JPMorgan SmartRetirement 2045 Fund                  Select           4812A4302        JSASX
2245        JPMorgan SmartRetirement 2045 Fund                  A                4812A4104        JSAAX
2248        JPMorgan SmartRetirement 2045 Fund                  Institutional    4812A4401        JSAIX
4006        JPMorgan SmartRetirement 2045 Fund                  R2               4812A4112        JSAZX
2252        JPMorgan SmartRetirement 2050 Fund                  Select           4812A4708        JTSSX
2250        JPMorgan SmartRetirement 2050 Fund                  A                4812A4500        JTSAX
2253        JPMorgan SmartRetirement 2050 Fund                  Institutional    4812A4807        JTSIX
4007        JPMorgan SmartRetirement 2050 Fund                  R2               48121A100        TSZX
2202        JPMorgan SmartRetirement Income Fund                Select           4812A2173        JSRSX
2200        JPMorgan SmartRetirement Income Fund                A                4812A2199        JSRAX
2203        JPMorgan SmartRetirement Income Fund                Institutional    4812A2165        JSIIX
1047        JPMorgan SmartRetirement Income Fund                R2               4812A4195        JSIZX
1110        JPMorgan Strategic Income Fund                      A                4812A1225        JSIAX
1200        JPMorgan Strategic Income Fund                      Select           4812A1217        JSISX
1308        JPMorgan Strategic Income Fund                      Institutional    4812A1191        JPIGX
1322        JPMorgan Strategic Small Cap Value Fund             R5               4812A4880        JPMRX
1319        JPMorgan Strategic Small Cap Value Fund             Select           4812A2678        JPMSX
1317        JPMorgan Strategic Small Cap Value Fund             A                4812A2710        JPMAX
3563        JPMorgan Treasury & Agency Fund                     A                4812C1389        OTABX
3565        JPMorgan Treasury & Agency Fund                     Select           4812C1405        OGTFX
1651        JPMorgan U.S. Equity Fund                           A                4812A1183        JUEAX
1224        JPMorgan U.S. Equity Fund                           Select           4812A1159        JUESX
1382        JPMorgan U.S. Equity Fund                           Institutional    4812A1142        JMUEX
1225        JPMorgan U.S. Equity Fund                           R5               4812A3775        JUSRX

#                             JPM FUND NAME                          SHARE            CUSIP           TICKER
-----------------------------------------------------------------------------------------------------------------
1032        JPMorgan U.S. Equity Fund                           R2               4812A4278        JUEZX
1000        JPMorgan U.S. Large Cap Core Plus Fund              A                4812A2413        JLCAX
1002        JPMorgan U.S. Large Cap Core Plus Fund              Select           4812A2389        JLPSX
2000        JPMorgan U.S. Large Cap Core Plus Fund              R5               4812A3734        JCPRX
1033        JPMorgan U.S. Large Cap Core Plus Fund              R2               4812A4260        JLPZX
3034        JPMorgan U.S. Real Estate Fund                      A                4812C0589        SUSIX
3037        JPMorgan U.S. Real Estate Fund                      Select           4812C0613        SUIEX
3038        JPMorgan U.S. Real Estate Fund                      R5               4812C2577        JURRX
4008        JPMorgan U.S. Real Estate Fund                      R2               4812C2445        JREZX
1297        JPMorgan U.S. Small Company Fund                    A                4812A4641        JTUAX
1298        JPMorgan U.S. Small Company Fund                    Select           4812A1712        JSCSX
1384        JPMorgan U.S. Small Company Fund                    Institutional    4812A1696        JUSSX
1396        JPMorgan Value Advantage Fund                       A                4812A2637        JVAAX
1400        JPMorgan Value Advantage Fund                       Institutional    4812A2587        JVAIX
1399        JPMorgan Value Advantage Fund                       Select           4812A2595        JVASX
230         JPMorgan Value Opportunities Fund                   A                46626B102        JVOAX
1370        JPMorgan Value Opportunities Fund                   Institutional    46626B300        JVOIX
1175        Undiscovered Managers Behavioral Growth Fund        A                904504610        UBGAX
1366        Undiscovered Managers Behavioral Growth Fund        Institutional    904504206        UBRLX
1390        Undiscovered Managers Behavioral Value Fund         A                904504586        UBVAX
1368        Undiscovered Managers Behavioral Value Fund         Institutional    904504842        UBVLX
1783        Undiscovered Managers Small Cap Growth Fund         A                904504636        USRAX
1369        Undiscovered Managers Small Cap Growth Fund         Institutional    904504677        USRLX

JPMORGAN SHORT TERM AND INDEX FUNDS

#                               FUND NAME                            SHARE            CUSIP           TICKER
-----------------------------------------------------------------------------------------------------------------
1307        JPMorgan Enhanced Income Fund                       Institutional    4812A1118        JEIFX
3159        JPMorgan Equity Index Fund                          A                4812C1520        OGEAX
3129        JPMorgan Equity Index Fund                          Select           4812C1553        HLEIX
3705        JPMorgan Market Expansion Index Fund                A                4812C1603        OMEAX
3708        JPMorgan Market Expansion Index Fund                Select           4812C1637        PGMIX
1038        JPMorgan Market Expansion Index Fund                R2               4812C2510        JMEZX
3153        JPMorgan Short Duration Bond Fund                   A                4812C1306        OGLVX
3133        JPMorgan Short Duration Bond Fund                   Select           4812C1330        HLLVX
1104        JPMorgan Short Term Bond Fund                       A                4812A1746        JSTAX
1234        JPMorgan Short Term Bond Fund                       Select           4812A1761        JSBSX
1378        JPMorgan Short Term Bond Fund                       Institutional    4812A1753        JMSBX
674         JPMorgan Short Term Bond Fund II                    A                928374784        HSTGX
227         JPMorgan Short Term Bond Fund II                    Select           628263105        TRSBX
3257        JPMorgan Ultra Short Duration Bond Fund             A                4812C1413        ONUAX
3247        JPMorgan Ultra Short Duration Bond Fund             Select           4812C1447        HLGFX

                                   SCHEDULE B

                            ADMINISTRATIVE SERVICES

When and to the extent requested by the Fund, the Company agrees to perform recordkeeping, processing and reporting services and functions (i) with respect to transactions in Shares made by Separate Accounts on behalf of Contract Owners, and (ii) with respect to holdings of Shares maintained by Separate Accounts on behalf of Contract Owners, through a single master shareholder account each Separate Account maintains with each Portfolio. To the extent requested, the Company will provide the following services:

A. Maintain separate records for each Contract Owner reflecting Shares purchased, redeemed and exchanged by a Separate Account on behalf of such Contract Owner and outstanding balances of Shares owned by a Separate Account for the benefit of such Contract Owner.

B. Prepare and transmit to Contract Owners periodic account statements indicating the number of Shares owned by a Separate Account for the benefit of the Contract Owner and purchases, redemptions and exchanges of Shares made by a Separate Account behalf of the Contract Owner.

C. With respect to each Separate Account, aggregate all purchase, redemption and exchange orders made by the Separate Account on behalf of the Contract Owners and transmit instructions based on such aggregate orders to the Funds' transfer agent in accordance with the terms and conditions of the Prospectus, the applicable rules, regulations and requirements, and the terms of this Agreement.

D. Transmit to the Contract Owners prospectuses, proxy materials, shareholder reports, and other information provided by the Funds and required to be sent to shareholders under the Federal securities laws.

E. Provide to the Funds, the Funds' transfer agent and/or other parties designated by them such other information relating to transactions in and holdings of Shares by the Separate Accounts on behalf of Contract Owner as is reasonably requested.

                                   SCHEDULE C

                          ADMINSITRATIVE SERVICES FEES

In consideration of the services provided by the Company, each variable NAV Portfolio agrees to pay the Company an annual fee of 0.25% of the average daily net asset value of the A, Select and R2 Shares of such Portfolio beneficially owned by Separate Accounts other than Shares owned for the Company's own account and except for short term bond and index Portfolios which will be paid at 0.05%. The Portfolios shall pay this fee to the Company up to a maximum of $15.00 per Contract Owner Account per year. Any remainder of the fee over $15.00 per Contract Owner Account per year shall be paid by the Advisors' to the Fund(s) issuing the Shares out of the Advisor's or Advisors' legitimate profits.

In consideration of the services provided by the Company, each variable NAV Portfolio agrees to pay the Company an annual fee of 0.10% of the average daily net asset value of the Institutional and R5 Shares of such Portfolio beneficially owned by Separate Accounts other than Shares owned for the Company's own account and except for short term bond and index Portfolios which will be paid at 0.00%. The Portfolios shall pay this fee to the Company up to a maximum of $15.00 per Contract Owner Account per year. Any remainder of the fee over $15.00 per Contract Owner Account per year shall be paid by the Advisors' to the Fund(s) issuing the Shares out of the Advisor's or Advisors' legitimate profits.

Such amounts to be paid within 45 days after the Funds' receipt of an invoice from Company.

                                   SCHEDULE D

                  Rule 22c-2 Shareholder Information Agreement

This Agreement is entered into as of             , 2009 by and between (i)
Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (together, "we" or "us") and (ii) JPMorgan Distribution Services, Inc., ("you") in your capacity as the principal underwriter of the Funds(each a "Fund" and together the "Funds").

WHEREAS, Rule 22c-2 under the Investment Company Act of 1940, as amended, requires mutual funds to enter into "shareholder information agreements" with financial intermediaries that hold fund shares on behalf of other investors in "omnibus accounts" and submit orders to purchase or redeem fund shares on behalf of such investors directly to the fund, its transfer agent or principal underwriter; and

WHEREAS, shares of one or more of the Funds are purchased and redeemed on an omnibus basis directly by our Accounts (as defined below) in connection with for one or more Contracts (as defined below).

NOW, THEREFORE, In consideration of the premises and mutual covenants contained below, the parties hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms have the following meanings, unless a different meaning is clearly required by the context:

(a) "Account" means an insurance company separate account sponsored or administered by us.

(b) "Business Day" means any day that the New York Stock Exchange is open for trading.

(c) "Confidential Information" includes, but is not limited to: (i) "Nonpublic Personal Information" as defined in Title V of the Gramm-Leach-Bliley Act of 1999 or any successor federal or state statue, and the rules and regulations thereunder, all as may be amended or supplemented from time to time, (ii) "Protected Health Information" as such term is defined in the Health Insurance Portability and Accountability Act of 1996, or any successor federal or state statute and the rules and regulations thereunder, all as may be amended or supplemented from time to time; and (iii) "Shareholder Information" as such term is defined below.

(d) "Contract" means a variable annuity contract, variable life insurance policy or variable funding agreement issued through and Account.

(e) "Fund Policies" means policies established by the Fund and communicated to us in writing for the purpose of eliminating or reducing potentially harmful market timing or frequent trading in shares of the Fund as described in the Fund's prospectus or statement of additional information as amended from time to time. This term "Fund" does not include any "excepted funds" as defined in Rule 22c-2(b), 17 C.F.R. 270.22c-2(b).

(f) "Indirect Intermediary" means a "financial intermediary" as defined by Rule 22c-2(c)(5)(iii)(excluding any exempted financial intermediary pursuant to Rule 22c-2(c)(1)(iv)) that transmits purchase and redemption orders directly to us on behalf of Shareholders with respect to a Contract invested in a Fund through an Account.

(g) "Promptly" as used in Section 4 shall mean as soon as practicable but in no event later than 10 business days from our receipt of the request for information from the Fund or its designee.

(h) "Shareholder" means (1) the holder of interests in a Contract or (2) a participant in an employee benefit plan with a beneficial interest in a Contract.

(i) "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to contractual or systematic programs or enrollments such as transfers of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, asset allocation programs and automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) a step-up (or comparable benefit) in Contract value (or comparable benefit base) pursuant to a Contract death benefit or guaranteed minimum withdrawal benefit; or (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, or retirement plan salary reduction contributions, or planned premium payments to the Contract.

(j) "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to contractual or systematic programs or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of the payment of a death benefit from a Contract.

(k) "written" means any communication other than an oral communication transmitted in paper, electronically or by facsimile.

2. Agreement to Provide Requested Shareholder Information. Effective as of October 16, 2007, we agree to use our best efforts to provide the following information to you solely for the purpose of facilitating your compliance with Rule 22c-2. We agree to provide to you, upon prior written request, the following information that is on our books and records (collectively, "Shareholder Information") for all Shareholders that engaged in any purchase, redemption, transfer or exchange transactions in the Fund shares through an Account during the period covered by the request, if known:

(a) the taxpayer identification number ("TIN"), Individual/International Taxpayer Identification Number ("ITIN") or other government issued identifier ("GII");

(b) the individual Contract number or participant account number associated with the Shareholder;

(c) the amount and date(s) and transaction type (purchase, redemption, transfer, or exchange); and

(d)  any other data mutually agreed upon in writing.

Unless otherwise specifically requested by you, this Paragraph 2 shall be understood to require us to provide only Shareholder Information relating to Shareholder-Initiated Transfer Purchases and Shareholder-Initiated Transfer Redemptions.

All requests must contain the relevant fund account number, CUSIP, and the specific period for which the information is sought. Requests must be made through NSCC's standard automated facility or sent to us directly via e-mail at 22c2Operations@HartfordLife.com, or such other address we may communicate to you in writing from time to time or via another mutually agreed upon facility.

3. Period Covered by Request and Frequency of Requests. Requests to provide Shareholder Information shall set forth the specific period for which it is sought, not to exceed 180 calendar days from the date of the request for which Shareholder Information is sought. You shall not request Shareholder Information no more frequently then quarterly or older than 180 calendar days from the date of the request, except as you deem reasonably necessary to investigate compliance with Fund Policies.

4.  Form and Timing of Response; Procedures Regarding Indirect Intermediaries.
(a) We agree to provide the requested Shareholder Information that is on our books and records to you promptly, but in any event not later than 10 Business Days after receipt of a good order request given in accordance with Paragraph 2 above, which shall contain the fund account number CUSIP and the specific period for which the information is sought. If you so request, we agree to use best efforts to promptly determine whether any specific person, identified by you from the requested Shareholder Information, is itself an Indirect Intermediary. Upon your further request, which must be given in accordance with Paragraph 2 above, we agree to use best efforts either to promptly: (i) provide (or arrange to have provided) the requested Shareholder Information from the Indirect Intermediary; or (ii) if the Indirect Intermediary refuses to provide the requested Shareholder Information and you so direct us in writing, restrict or prohibit further purchases or exchanges of Fund shares by such Indirect Intermediary through the Account. We agree to inform you whether we plan to perform (i) or (ii).

(b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties.

(c) To the extent reasonably practicable, the format for any Shareholder Information provided to you will be consistent with the NSCC Standardized Data Reporting Format.

5. Limitation on Use of Information. You agree that you shall not use any Confidential Information received pursuant to this Agreement for any purpose other than to comply with Rule 22c-2. You and your affiliates shall observe applicable state and federal privacy laws, rules and regulations with respect to Confidential Information. Neither you nor any of your affiliates or subsidiaries may use any information provided pursuant to this Agreement for marketing or solicitation purposes.

6. Agreement to Restrict Trading. We agree to execute reasonable, clear and unequivocal written instructions from you given on behalf of the Fund to restrict or prohibit further purchases or exchanges of Fund shares by a Shareholder that has been identified by you as having engaged in transactions of the Fund's shares (directly or indirectly through an Account) that violate Fund Policies. Unless you specifically direct us otherwise, such restrictions and prohibitions shall apply only to Shareholder-Initiated Transfer Purchases and Shareholder-Initiated Transfer Redemptions. We will execute such restrictions with respect to the Shareholder, but only for the Contract through which such transactions in the Fund's shares occurred. We will not impose any restriction, and nothing in this Agreement shall require that we impose any restriction, on a Shareholder based on any transactions other than transactions in the Fund's shares through an Account. Instructions must be received by us via email at the following address: 22c2Operations@HarfordLife.com, or such other address that we may communicate to you in writing from time to time. Other correspondence may be sent to us at the following address, or such other address that we may communicate to you in writing from time to time:

                    The Hartford 22c-2 Operations Team, B3W
                              200 Hopmeadow Street
                               Simsbury, CT 06089
                               Fax: 860.380.1931.

7. Form of Instructions. Instructions given in accordance with Paragraph 6 shall be given to us via e-mail in a mutually agreed upon file format. The instructions in the file must include:

(a)  the fund account number;

(b)  the Shareholder's TIN, ITIN or GII, if known;

(c) the specific individual Contract owner number or participant account number (if known) associated with the Shareholder;

(d) the specific restriction(s) to be executed with respect to such Shareholder, including how long such restriction(s) are to remain in place; and

If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

8. Timing of Response. We agree to execute instructions given in accordance with Paragraphs 6 and 7 promptly, but in any event not later than 5 Business Days after receipt of such instructions. We will provide written confirmation to you or your designee as soon as reasonably practicable that instructions have been executed, but not later than 10 business days after the instructions have been executed.

9. Construction of the Agreement; Fund Participation Agreements. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. This Agreement supplements those Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

10. Termination. This Agreement will terminate upon the termination of the Fund Participation Agreements, provided, however, that you may prohibit further purchases of Fund shares by Shareholders if we continue to maintain accounts in a Fund following the termination of this Agreement.

11. Amendment. This Agreement may be modified or amended, and the terms of this Agreement may be waived, only by a writing signed by the parties.

12. Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

13. Force Majuere. Neither you nor we shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond our or your control and without your or our fault or negligence and which could not have been reasonably prevented by either of us through back-up systems and other business continuation and disaster recovery procedures commonly employed by other financial institutions that meet reasonable commercial standards in the investment company industry. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

14. Counterparts. This Agreement may be executed in one or more counterparts each of which, when taken together, shall constitute a single instrument.

15. Construction. The parties mutually acknowledge that this Agreement represents the collective drafting efforts of each party and therefore any ambiguity shall not be interpreted against the interests of any party.

HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
FOR AND ON BEHALF OF ITSELF AND THE ACCOUNTS

By:
Name:  James Davey
Title: Executive Vice President,
       Employer Markets
Date:  2-26-09

JPMORGAN DISTRIBUTION SERVICES, INC.

By:    /s/ Robert L. Young
       --------------------------------
Name:  Robert L. Young
Title: Vice President
Date:  3/6/09

                      MUTUAL FUND SALES AGREEMENT ADDENDUM

This Addendum to the Retail Fund Participation Agreement (the "Agreement"), is entered into between the Company and JPMDS with respect to the Portfolios listed on Schedule A of the Agreement for whose Shares JPMDS serves as Distributor and for whom JPMDS provides distribution services. This Addendum supplements and is part of the Agreement. Except that Article VI of this Addendum takes the place of Article IX of the Agreement and applies to this Addendum instead of Article IX of the Agreement. All Capitalized terms used in this Addendum and not otherwise defined herein have the definitions assigned to them in the Agreement.

                    ARTICLE I Representations and Warranties

In addition to its representations and warranties contained in the Agreement Company represents and warrants to JPMDS:

(i) that it is an insurance company exempt from registration as a broker or dealer;

(b) it is eligible to receive the distribution fees under distribution plans adopted by the Funds pursuant to Rule 12b-1 under the Investment Company Act ("Rule 12b-1 Fees"); and

(c) it has the requisite authority to enter into and perform its responsibilities under this Addendum.

                   ARTICLE II Distribution Services and Fees.

2.1 1JPMDS hereby appoints Company to furnish sales and marketing services to Contract Owners who invest in and own Shares that pay a distribution fee under distribution plans adopted by the Portfolios pursuant to Rule 12b-1 under the Investment Company Act ("Rule 12b-1 Fees"). Company hereby agrees to provide such services which may include marketing and distributing sales literature and advertising materials.

2.2. During the term of this Agreement, JPMDS will pay Company Rule 12b-1 Fees as set forth in the Prospectus. JPMDS may, in its sole discretion, reduce the amount of, or eliminate entirely, Rule 12b-1 Fee payments. In addition, Rule 12b-1 Fees may be reduced or eliminated at any time if the distribution plans under which the fees are paid are materially amended or terminated either by the Board of the Funds or by vote of a majority of the outstanding Shares. JPMDS reserves the right not to pay Rule 12b-1 Fees to Company if Company's 12b-1 Fee payments for a given month are deemed to be de minimis. JPMDS currently adheres to a $25.00 de minimis threshold, but reserves the right to change that threshold from time to time.

For the payment period in which this Addendum becomes effective or terminates, there shall be an appropriate pro-ration of Rule 12b-1 Fee payment on the basis of the number of days that this Addendum is in effect during the period.

             Article III Effective Date, Amendment and Termination.

3.1 This Addendum shall become effective as of the date executed by JPMDS or as of the first date thereafter upon which Company executes any transaction, performs any service, or receives any payment pursuant hereto.

3.2 This Addendum shall continue in effect, with respect to Rule 12b-1 Fees payable by each Portfolio, until the October 31st following the date of its execution, and thereafter for successive periods of one year if the form of this agreement is approved at least annually by the Board of the Funds, including a majority of the members of the Board of the Funds who are not interested persons of the Funds cast in person at a meeting called for that purpose.

3.3 This Addendum may be amended by JPMDS from time to time by the following procedure. JPMDS will mail a copy of the amendment to Company's address, as shown below. If Company does not object to the amendment within thirty (30) days after its receipt, the amendment will become part of the Addendum. Company's objection must be in writing and be received by JPMDS within such thirty days.

3.4  Notwithstanding the foregoing, this Addendum may be terminated as follows:

       (i) at any time, without the payment of any penalty, by the vote of a majority of the members of the Board of the Funds who are not interested persons of the Funds or by a vote of a majority of the outstanding voting Shares as defined in the Investment Company Act on not more than sixty (60) days' written notice to the parties to this Addendum;

       (ii) automatically in the event of the Agreement or the Addendum's assignment as defined in the Investment Company Act, upon the termination of the Agreement, or the Distribution Agreement between the Funds and JPMDS, or upon the termination of the applicable distribution plan(s); and

       (iii) by any party to this Agreement without cause by giving the other party at least sixty (60) days' written notice.

3.5 The termination of this Addendum with respect to any one Fund will not cause the Addendum's termination with respect to any other Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Addendum to be executed in its name and behalf by its duly authorized representative.

HARTFORD LIFE INSURANCE COMPANY

By:
Name:  James Davey
Title: Executive Vice President,
       Employer Markets
Date:  2-26-09

JPMorgan Distribution Services Inc.
245 Park Avenue
New York, NY 10167

By:    /s/ Robert L. Young
       --------------------------------
Name:  Robert L. Young
Title: Vice President
Date:  3/6/09

              AMENDMENT TO RETAIL FUND PARTICIPATION AGREEMENT AND
                      MUTUAL FUND SALES AGREEMENT ADDENDUM

THIS AMENDMENT is made and entered into as of the 14 day of August, 2009 between Hartford Life Insurance Company ("Hartford"), and the investment companies executing this Amendment (each a "Fund" and collectively the "Funds"), on behalf of themselves and each of their series or classes of shares solely with respect to this Agreement, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and Security Capital Research & Management Incorporated, each an investment adviser to a Fund or Funds ("Advisors") and JPMorgan Distribution Service, Inc., a broker dealer organized under the laws of Delaware that is the distributor of shares of the Fund ("JPMDS") as party to the Agreement and the Addendum to the Agreement.

WHEREAS, the parties desire to amend the Agreement to allow for the addition of a certain Fund or Funds,

NOW, THEREFORE, the parties agree as follows:

1. JPMorgan Distribution Services, Inc. ("JPMDS") is added as party to the Agreement in its capacity as Shareholder Service Agent to the Funds and hereby retains the Company to provide some or all of the shareholder services listed on Schedule B to Contract Owners.

2.  The following is added to Schedule B of the Agreement

                             "SHAREHOLDER SERVICES

The Company hereby agrees to provide some or all of the following shareholder services to Contract Owners: (i) assisting in establishing and maintaining accounts that reflect Fund ownership and transactions; (ii) answering Contract Owner inquiries (through electronic and other means) regarding Fund status and history, Share prices, dividend amounts and payment dates, and the manner in which purchases and redemptions of Shares may be effected; (iii) providing Contract Owners with information through electronic means; (iv) assisting Contract Owners in completing necessary forms, designating and changing dividend options, account designations and addresses; (v) facilitating the settlement with the Funds of Contract Owners' Share transactions in accordance with the Funds' Prospectus and this Agreement; (vi) verifying Contract Owners requests for changes to account information; (vii) handling correspondence from Contract Owners about their accounts; and (viii) providing such other shareholder services as JPMDS or a Contract Owner may reasonably request. "

3.  The following is added to Schedule C of the Agreement:

"JPMDS will pay Hartford a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets for Reserve Shares of the JPMorgan Prime Money Market Fund and 0.30% on Cash Management Shares of the JPMorgan Prime Money Market Fund.

If JPMDS is waiving its shareholder servicing fee from a Fund to manage the Fund's expenses in extraordinary market conditions, JPMDS may, in its sole discretion and upon notice to Hartford, reduce the amount of, or eliminate entirely, the service fee payable to

Hartford with respect to such Fund. If JPMDS reduces the service fee payable to Hartford, it will pay Hartford, a fee at a blended rate that reflects the average reduction in the fee rate applicable to the shareholder service fee paid by the Fund to JPMDS for the month."

4.  Schedule A shall he replaced by the attached Schedule A

This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

Except to the extent modified by this Amendment, the remaining provisions of the Agreement shall remain in full force and effect. In the event of a conflict between the provisions of the Agreement and those of this Amendment, this Amendment shall control.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Jason Frain
       --------------------------------
Name:  Jason Frain
Title: Assistant Vice President
Date:  8/14/09

JPMORGAN TRUST I,
JPMORGAN TRUST II,
J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.,
J.P. MORGAN MUTUAL FUND GROUP,
J.P. MORGAN MUTUAL FUND INVESTMENT TRUST,
UNDISCOVERED MANAGERS FUNDS

By:    /s/ Jeffrey D. House
       --------------------------------
Name:  Jeffrey D. House
Title: Assistant Treasurer
Date:  8/6/09

JPMORGAN VALUE OPPORTUNITIES FUND

By:    /s/ Susan S. Montgomery
       --------------------------------
Name:  Susan S. Montgomery
Title: Authorized Signer
Date:  8/7/09

JPMORGAN INVESTMENT ADVISORS INC.

By:    /s/ John C. Noel
       --------------------------------
Name:  John C. Noel
Title: Treasurer & Chief Financial
       Officer
Date:  8/6/09

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:    /s/ Gary J Madich
       --------------------------------
Name:  Gary J Madich
Title: Managing Director
Date:  8/5/09

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED

By:    /s/ Scott E. Richter
       --------------------------------
Name:  Scott E. Richter
Title: Secretary
Date:  8/11/09

JPMORGAN DISTRIBUTION SERVICES, INC.

By:    /s/ Robert L. Young
       --------------------------------
Name:  Robert L. Young
Title: Vice President
Date:  8/10/09

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts.

Funds: A, Select, R2, Institutional and R5 Shares of the variable NAV funds of the Trusts listed below, excluding those Funds that carry a redemption fee:

JPMORGAN TRUST I
JPMORGAN TRUST II,
J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
UNDISCOVERED MANAGERS FUNDS
JPMORGAN VALUE OPPORTUNITIES FUND INC.

As of July 17, 2009, the following Funds were series of the above mentioned
Trusts:

JPMORGAN FUNDS (EXCLUDING SHORT-TERM AND INDEX FUNDS AND SHARES OF THE PRIME MONEY MARKET FUND -- IN SEPARATE LISTS BELOW)

#                              JPM FUND NAME                            SHARE           CUSIP          TICKER
----------------------------------------------------------------------------------------------------------------
1009       Highbridge Statistical Market Neutral Fund              A                4812A2454       HSKAX
1011       Highbridge Statistical Market Neutral Fund              Select           4812A2439       HSKSX
3717       JPMorgan Core Bond Fund                                 A                4812C0357       PGBOX
3720       JPMorgan Core Bond Fund                                 Select           4812C0381       WOBDX
3800       JPMorgan Core Bond Fund                                 R5               4812C2627       JCBRX
1043       JPMorgan Core Bond Fund                                 R2               4812C2486       JCBZX
3152       JPMorgan Core Plus Bond Fund                            A                4812C0811       ONIAX
3122       JPMorgan Core Plus Bond Fund                            Select           4812C0845       HLIPX
1044       JPMorgan Core Plus Bond Fund                            R2               4812C2478       JCPZX
1250       JPMorgan Disciplined Equity Fund                        A                4812A1845       JDEAX
1216       JPMorgan Disciplined Equity Fund                        Select           4812A1860       JDESX
1304       JPMorgan Disciplined Equity Fund                        Institutional    4812A1852       JPIEX
1138       JPMorgan Diversified Fund                               A                4812A1795       JDVAX

#                              JPM FUND NAME                            SHARE           CUSIP          TICKER
----------------------------------------------------------------------------------------------------------------
1285       JPMorgan Diversified Fund                               Select           4812A1829       JDVSX
1387       JPMorgan Diversified Fund                               Institutional    4812A1811       JPDVX
710        JPMorgan Dynamic Small Cap Growth Fund                  A                4812A1498       VSCOX
288        JPMorgan Dynamic Small Cap Growth Fund                  Select           4812A1514       JDSCX
3158       JPMorgan Equity Income Fund                             A                4812C0464       OIEIX
3128       JPMorgan Equity Income Fund                             Select           4812C0498       HLIEX
3256       JPMorgan Government Bond Fund                           A                4812C0399       OGGAX
3246       JPMorgan Government Bond Fund                           Select           4812C0423       HLGAX
1045       JPMorgan Government Bond Fund                           R2               4812C2478       JGBZX
564        JPMorgan Growth Advantage Fund                          A                62826M483       VHIAX
1567       JPMorgan Growth Advantage Fund                          Select           4812A3718       JGASX
8          JPMorgan Growth and Income Fund                         A                4812A1456       VGRIX
366        JPMorgan Growth and Income Fund                         Select           4812A1464       VGIIX
3837       JPMorgan International Realty Fund                      A                4812A3643       JIRAX
3839       JPMorgan International Realty Fund                      R5               4812A3627       JILRX
3840       JPMorgan International Realty Fund                      Select           4812A3650       JIRSX
3925       JPMorgan Intrepid America Fund                          A                4812A0193       JIAAX
1206       JPMorgan Intrepid America Fund                          Select           4812A2108       JPIAX
3926       JPMorgan Intrepid America Fund                          R5               4812A3767       JIARX
1030       JPMorgan Intrepid America Fund                          R2               4812A4286       JIAZX
3928       JPMorgan Intrepid Growth Fund                           A                4812A0227       JIGAX
3929       JPMorgan Intrepid Growth Fund                           R5               4812A3759       JGIRX
1202       JPMorgan Intrepid Growth Fund                           Select           4812A2207       JPGSX
1028       JPMorgan Intrepid Growth Fund                           R2               4812A4310       JIGZX
3701       JPMorgan Intrepid Mid Cap Fund                          A                4812C1488       PECAX
3704       JPMorgan Intrepid Mid Cap Fund                          Select           4812C1512       WOOPX
3931       JPMorgan Intrepid Multi Cap Fund                        A                4812A0250       JICAX
1176       JPMorgan Intrepid Multi Cap Fund                        Select           4812A1308       JIISX
1316       JPMorgan Intrepid Plus Fund                             Select           4812A2280       JILSX
1314       JPMorgan Intrepid Plus Fund                             A                4812A2314       JPSAX
3934       JPMorgan Intrepid Value Fund                            A                4812A0284       JIVAX
1436       JPMorgan Intrepid Value Fund                            R5               4812A3726       JIVRX
1136       JPMorgan Intrepid Value Fund                            Select           4812A2306       JPIVX
1029       JPMorgan Intrepid Value Fund                            R2               4612A4294       JIVZX
3557       JPMorgan Investor Balanced Fund                         A                4812C1884       OGIAX
3559       JPMorgan Investor Balanced Fund                         Select           4812C2304       OIBFX
3560       JPMorgan Investor Conservative Growth Fund              A                4812C2403       OICAX
3562       JPMorgan Investor Conservative Growth Fund              Select           4812C2700       ONCFX
3554       JPMorgan Investor Growth & Income Fund                  A                4812C2858       ONGIX
3556       JPMorgan Investor Growth & Income Fund                  Select           4812C2825       ONGFX
3551       JPMorgan Investor Growth Fund                           A                4812C2809       ONGAX
3553       JPMorgan Investor Growth Fund                           Select           4812C2866       ONIFX
3148       JPMorgan Large Cap Growth Fund                          A                4812C0506       OLGAX
3118       JPMorgan Large Cap Growth Fund                          Select           4812C0530       SEEGX
3982       JPMorgan Large Cap Growth Fund                          R2               4812C2544       JLGZX
3160       JPMorgan Large Cap Value Fund                           A                4812C1561       OLVAX
3130       JPMorgan Large Cap Value Fund                           Select           4812C1595       HLQVX
3222       JPMorgan Large Cap Value Fund                           R5               4812C2593       JLVRX
1031       JPMorgan Large Cap Value Fund                           R2               4812C2551       JLVZX
689        JPMorgan Mid Cap Equity Fund                            Select           4812A1266       VSNGX
3150       JPMorgan Mid Cap Growth Fund                            A                4812C1686       OSGIX

#                              JPM FUND NAME                            SHARE           CUSIP          TICKER
----------------------------------------------------------------------------------------------------------------
3120       JPMorgan Mid Cap Growth Fund                            Select           4812C1710       HLGEX
3149       JPMorgan Mid Cap Growth Fund                            A                4812C1728       OGDIX
3119       JPMorgan Mid Cap Growth Fund                            Select           4812C1751       HLDEX
861        JPMorgan Mid Cap Value Fund                             A                339128308       JAMCX
1100       JPMorgan Mid Cap Value Fund                             Select           339183105       JMVSX
758        JPMorgan Mid Cap Value Fund                             Institutional    339128100       FLMVX
4009       JPMorgan Mid Cap Value Fund                             R2               339128100       JMVZX
1272       JPMorgan Mortgage-Backed Securities Fund                A                4812C1207       OMBAX
1273       JPMorgan Mortgage-Backed Securities Fund                Select           4812C1215       OMBIX
2020       JPMorgan Multi-Cap Market Neutral Fund                  A                4812C1645       OGNAX
2023       JPMorgan Multi-Cap Market Neutral Fund                  Select           4812C1678       OGNIX
1998       JPMorgan Real Return Fund                               A                4812A2470       RRNAX
1997       JPMorgan Real Return Fund                               Institutional    4812A2488       RRNNX
1996       JPMorgan Real Return Fund                               Select           4812A2496       RRNSX
1373       JPMorgan Realty Income Fund                             A                904504560       URTAX
1372       JPMorgan Realty Income Fund                             Institutional    904504503       URTLX
1380       JPMorgan Realty Income Fund                             R5               904504511       JRIRX
690        JPMorgan Small Cap Core Fund                            Select           4812A1233       VSSCX
361        JPMorgan Small Cap Equity Fund                          A                4812A1365       VSEAX
1037       JPMorgan Small Cap Equity Fund                          R2               4812A4245       JSEZX
3352       JPMorgan Small Cap Growth Fund                          A                4812C0548       PGSGX
3136       JPMorgan Small Cap Growth Fund                          Select           4812C0571       OGGFX
3907       JPMorgan Small Cap Growth Fund                          Institutional    4812C0290       JISGX
1036       JPMorgan Small Cap Growth Fund                          R2               4812C2528       JSGZX
3709       JPMorgan Small Cap Value Fund                           A                4812C1769       PSOAX
3712       JPMorgan Small Cap Value Fund                           Select           4812C1793       PSOPX
3609       JPMorgan Small Cap Value Fund                           R5               4812C2585       JSVRX
1035       JPMorgan Small Cap Value Fund                           R2               4812C2536       JSVZX
2212       JPMorgan SmartRetirement 2010 Fund                      Select           4812A2132       JSWSX
2210       JPMorgan SmartRetirement 2010 Fund                      A                4812A2157       JSWAX
2213       JPMorgan SmartRetirement 2010 Fund                      Institutional    4812A2124       JSWIX
1048       JPMorgan SmartRetirement 2010 Fund                      R2               4812A4137       JSWZX
2217       JPMorgan SmartRetirement 2015 Fund                      Select           4812A3304       JSFSX
2215       JPMorgan SmartRetirement 2015 Fund                      A                4812A3106       JSFAX
2218       JPMorgan SmartRetirement 2015 Fund                      Institutional    4812A3403       JSFIX
4000       JPMorgan SmartRetirement 2015 Fund                      R2               4812A4179       JSFZX
2222       JPMorgan SmartRetirement 2020 Fund                      Select           4812A3700       JTTSX
2220       JPMorgan SmartRetirement 2020 Fund                      A                4812A3502       JTTAX
2223       JPMorgan SmartRetirement 2020 Fund                      Institutional    4812A3809       JTTIX
4001       JPMorgan SmartRetirement 2020 Fund                      R2               4812A4161       JTTZX
2227       JPMorgan SmartRetirement 2025 Fund                      Select           4812A3171       JNSSX
2225       JPMorgan SmartRetirement 2025 Fund                      A                4812A3197       JNSAX
2228       JPMorgan SmartRetirement 2025 Fund                      Institutional    4812A3163       JNSIX
4002       JPMorgan SmartRetirement 2025 Fund                      R2               4812A4153       JNSZX
2232       JPMorgan SmartRetirement 2030 Fund                      Select           4812A3866       JSMSX
2230       JPMorgan SmartRetirement 2030 Fund                      A                4812A3882       JSMAX
2233       JPMorgan SmartRetirement 2030 Fund                      Institutional    4812A3858       JSMIX
4003       JPMorgan SmartRetirement 2030 Fund                      R2               4812A4146       JSMZX
2237       JPMorgan SmartRetirement 2035 Fund                      Select           4812A3130       SRJSX
2235       JPMorgan SmartRetirement 2035 Fund                      A                4812A3155       SRJAX
2238       JPMorgan SmartRetirement 2035 Fund                      Institutional    4812A3122       SRJIX

#                              JPM FUND NAME                            SHARE           CUSIP          TICKER
----------------------------------------------------------------------------------------------------------------
4004       JPMorgan SmartRetirement 2035 Fund                      R2               4812A4138       SRJZX
2242       JPMorgan SmartRetirement 2040 Fund                      Select           4812A3825       SMTSX
2240       JPMorgan SmartRetirement 2040 Fund                      A                4812A3841       SMTAX
2243       JPMorgan SmartRetirement 2040 Fund                      Institutional    4812A3817       SMTIX
4005       JPMorgan SmartRetirement 2040 Fund                      R2               4812A4120       SMTZX
2247       JPMorgan SmartRetirement 2045 Fund                      Select           4812A4302       JSASX
2245       JPMorgan SmartRetirement 2045 Fund                      A                4812A4104       JSAAX
2248       JPMorgan SmartRetirement 2045 Fund                      Institutional    4812A4401       JSAIX
4006       JPMorgan SmartRetirement 2045 Fund                      R2               4812A4112       JSAZX
2252       JPMorgan SmartRetirement 2050 Fund                      Select           4812A4708       JTSSX
2250       JPMorgan SmartRetirement 2050 Fund                      A                4812A4500       JTSAX
2253       JPMorgan SmartRetirement 2050 Fund                      Institutional    4812A4807       JTSIX
4007       JPMorgan SmartRetirement 2050 Fund                      R2               48121A100       TSZX
2202       JPMorgan SmartRetirement Income Fund                    Select           4812A2173       JSRSX
2200       JPMorgan SmartRetirement Income Fund                    A                4812A2199       JSRAX
2203       JPMorgan SmartRetirement Income Fund                    Institutional    4812A2165       JSIIX
1047       JPMorgan SmartRetirement Income Fund                    R2               4812A4195       JSIZX
1110       JPMorgan Strategic Income Fund                          A                4812A1225       JSIAX
1200       JPMorgan Strategic Income Fund                          Select           4812A1217       JSISX
1308       JPMorgan Strategic Income Fund                          Institutional    4812A1191       JPIGX
1322       JPMorgan Strategic Small Cap Value Fund                 R5               4812A4880       JPMRX
1319       JPMorgan Strategic Small Cap Value Fund                 Select           4812A2678       JPMSX
1317       JPMorgan Strategic Small Cap Value Fund                 A                4812A2710       JPMAX
3563       JPMorgan Treasury & Agency Fund                         A                4812C1389       OTABX
3565       JPMorgan Treasury & Agency Fund                         Select           4812C1405       OGTFX
1651       JPMorgan U.S. Equity Fund                               A                4812A1183       JUEAX
1224       JPMorgan U.S. Equity Fund                               Select           4612A1159       JUESX
1382       JPMorgan U.S. Equity Fund                               Institutional    4812A1142       JMUEX
1225       JPMorgan U.S. Equity Fund                               R5               4812A3775       JUSRX
1032       JPMorgan U.S. Equity Fund                               R2               4812A4278       JUEZX
1000       JPMorgan U.S. Large Cap Core Plus Fund                  A                4812A2413       JLCAX
1002       JPMorgan U.S. Large Cap Core Plus Fund                  Select           4812A2389       JLPSX
2000       JPMorgan U.S. Large Cap Core Plus Fund                  R5               4812A3734       JCPRX
1033       JPMorgan U.S. Large Cap Core Plus Fund                  R2               4812A4260       JLPZX
3034       JPMorgan U.S. Real Estate Fund                          A                4812C0589       SUSIX
3037       JPMorgan U.S. Real Estate Fund                          Select           4812C0613       SUIEX
3038       JPMorgan U.S. Real Estate Fund                          R5               4812C2577       JURRX
4008       JPMorgan U.S. Real Estate Fund                          R2               4812C2445       JREZX
1297       JPMorgan U.S. Small Company Fund                        A                4812A4641       JTUAX
1298       JPMorgan U.S. Small Company Fund                        Select           4812A1712       JSCSX
1384       JPMorgan U.S. Small Company Fund                        Institutional    4812A1696       JUSSX
1396       JPMorgan Value Advantage Fund                           A                4812A2637       JVAAX
1400       JPMorgan Value Advantage Fund                           Institutional    4812A2587       JVAIX
1399       JPMorgan Value Advantage Fund                           Select           4812A2595       JVASX
230        JPMorgan Value Opportunities Fund                       A                46626B102       JVOAX
1370       JPMorgan Value Opportunities Fund                       Institutional    46626B300       JVOIX
1175       Undiscovered Managers Behavioral Growth Fund            A                904504610       UBGAX
1366       Undiscovered Managers Behavioral Growth Fund            Institutional    904504206       UBRLX
1390       Undiscovered Managers Behavioral Value Fund             A                904504586       UBVAX
1368       Undiscovered Managers Behavioral Value Fund             Institutional    904504842       UBVLX
1783       Undiscovered Managers Small Cap Growth Fund             A                904504636       USRAX

#                              JPM FUND NAME                            SHARE           CUSIP          TICKER
----------------------------------------------------------------------------------------------------------------
1369       Undiscovered Managers Small Cap Growth Fund             Institutional    904504677       USRLX

JPMORGAN SHORT TERM AND INDEX FUNDS

#                                FUND NAME                              SHARE           CUSIP          TICKER
----------------------------------------------------------------------------------------------------------------
1307       JPMorgan Enhanced Income Fund                           Institutional    4812A1118       JEIFX
3159       JPMorgan Equity Index Fund                              A                4812C1520       OGEAX
3129       JPMorgan Equity Index Fund                              Select           4812C1553       HLEIX
3705       JPMorgan Market Expansion Index Fund                    A                4812C1603       OMEAX
3708       JPMorgan Market Expansion Index Fund                    Select           4812C1637       PGMIX
1038       JPMorgan Market Expansion Index Fund                    R2               4812C2510       JMEZX
3153       JPMorgan Short Duration Bond Fund                       A                4812C1306       OGLVX
3133       JPMorgan Short Duration Bond Fund                       Select           4812C1330       HLLVX
1104       JPMorgan Short Term Bond Fund                           A                4812A1746       JSTAX
1234       JPMorgan Short Term Bond Fund                           Select           4812A1761       JSBSX
1378       JPMorgan Short Term Bond Fund                           Institutional    4812A1753       JMSBX
674        JPMorgan Short Term Bond Fund II                        A                928374784       HSTGX
227        JPMorgan Short Term Bond Fund II                        Select           628263105       TRSBX
3257       JPMorgan Ultra Short Duration Bond Fund                 A                4812C1413       ONUAX
3247       JPMorgan Ultra Short Duration Bond Fund                 Select           4812C1447       HLGFX

JPMORGAN MONEY MARKET FUNDS

#                                FUND NAME                              SHARE           CUSIP          TICKER
----------------------------------------------------------------------------------------------------------------
           JPMorgan Prime Money Market                             Reserve          4812A2884       JRVXX
           JPMorgan Prime Money Market                             Cash Management  4812A2850       JCMXX

          SECOND AMENDMENT TO RETAIL FUND PARTICIPATION AGREEMENT AND
                      MUTUAL FUND SALES AGREEMENT ADDENDUM

THIS AMENDMENT is made and entered into as of the 1st day of January, 2011 between Hartford Life Insurance Company ("Company"), and the investment companies executing this Amendment (each a "Fund" and collectively the "Funds"), on behalf of themselves and each of their series or classes of shares solely with respect to this Agreement, J.P. Morgan Investment Management Inc. and Security Capital Research & Management Incorporated, each an investment adviser to a Fund or Funds ("Advisors")and JPMorgan Distribution Service, Inc., a broker dealer organized under the laws of Delaware that is the distributor of shares of the Fund ("JPMDS") as party to the Agreement and the Addendum to the Agreement.

WHEREAS, (i) JPMorgan Investment Advisors Inc. ("JPMIA") was a party to the Agreement as an investment adviser to JPMorgan Trust II; and (ii) effective January 1, 2010, JPMIA transferred its investment advisory business to J.P. Morgan Investment Management Inc.("JPMIM") pursuant to an internal reorganization, and in connection therewith JPMIM, JPMIA and JPMorgan Trust II executed an Amendment to Investment Advisory Agreement under which JPMIM assumed all of JPMIA's rights and responsibilities as investment adviser to JPMorgan Trust II.

WHEREAS, the parties desire to amend the Agreement to revise the administrative service fees on Schedule C and remove JPMIA as party to the Agreement,

NOW, THEREFORE, the parties agree as follows:

1. JPMIA is removed as a party to the Agreement, effective as of January 1, 2010; and

2. Schedule C of the Agreement is deleted in its entirety and replaced with the following Schedule C:

                                  "SCHEDULE C

                          ADMINISTRATIVE SERVICES FEES

DISTRIBUTION FEES: 12b-1 FEES WILL BE PAID PER THE PROSPECTUS PURSUANT TO THE MUTUAL FUND SALES AGREEMENT ADDENDUM ATTACHED HERETO

ADMINISTRATIVE SERVICE FEES:

A AND R2 SHARES: 30bps (up to $16 from Funds, remainder from Advisers).
Carve outs: 25bps for all Fixed Income except for the Short Term Fixed Income Funds 5bps on Equity Index & Short Term Fixed Inc funds (listed below)

SELECT SHARES: 25bps (up to $16 from Funds, remainder from Advisers).
Carve out: 5bps on Equity Index & Short Term Fixed Inc funds (listed below)

INST'I SHARES: 10bps (up to $16 from Funds, remainder from Advisers).
Carve out: 0 bps on Equity Index & Short Term Fixed Inc funds (listed below) 0bps on Institutional Shares of MMKT Funds.

R5 CLASS SHARES: 10bps (up to $16 from Funds, remainder from Advisers)
Carve out: 0 bps on Equity Index & Short Term Fixed Inc funds (listed below)

R6 CLASS SHARES: 0bps

In consideration of performance of the administrative services provided by the Company hereunder, each variable NAV Portfolio agrees to pay the Company an annual fee of 0.30% of the average daily net asset value of the A AND R2 SHARES of such Portfolio beneficially owned by Separate Accounts other than Shares owned for the Company's own account and except the Fixed Income Funds, Short Term Fixed Income Funds and Equity Index Funds defined below. The Portfolios shall pay this fee to the Company up to a maximum of $16.00 per Contract Owner per year. Any remainder of the fee over $16.00 per Contract Owner per year shall be paid by the Advisors' to the Funds(s) issuing the Shares out of the Advisor's or Advisors' legitimate profits.

In consideration of performance of the administrative services by the Company hereunder, each variable NAV Portfolio agrees to pay the Company 0.25% of the average daily net asset value of the A and R2 Shares of the Fixed Income Funds; 0.05% of the average daily net asset value of the A and R2 Shares of the Short Term Fixed Income Funds and 0.05% of the average daily net asset value of the A and R2 Shares of the Equity Index Funds. The Portfolios shall pay this fee to the Company up to a maximum of $16.00 per Contract Owner per year. Any remainder of the fee over $16.00 per Contract Owner per year shall be paid by the Advisors' to the Funds(s) issuing the Shares out of the Advisor's or Advisors' legitimate profits.

In consideration of performance of the administrative services provided by the Company hereunder, each variable NAV Portfolio agrees to pay the Company 0.25% of the average daily net asset value of the SELECT SHARES of such Portfolio beneficially owned by Separate Accounts; except the Short Term Fixed Income Funds and Equity Index Funds defined below. The Portfolios shall pay this fee to the Company up to a maximum of $16.00 per Contract Owner per year. Any remainder of the fee over $16.00 per Contract Owner per year shall be paid by the Advisors' to the Funds(s) issuing the Shares out of the Advisor's or Advisors' legitimate profits.

In consideration of performance of the administrative services provided by the Company hereunder, each variable NAV Portfolio agrees to pay the Company 0.05% of the average daily net asset value of the Select Shares of the Short Term Fixed Income Funds and Equity Index Funds defined below. The Portfolios shall pay this fee to the Company up to a maximum of $16.00 per Participant Account per year. Any remainder of the fee over $16.00 per Contract Owner per year shall be paid by the Advisors' to the Funds(s) issuing the Shares out of the Advisor's or Advisors' legitimate profits.

In consideration of performance of the administrative services provided by the Company hereunder, each variable NAV Portfolio agrees to pay the Company 0.10% of the average daily net asset value of the INSTITUTIONAL AND R5 SHARES of the of such Portfolio beneficially owned by Separate Accounts; except the Short Term Fixed Income Funds and Equity Index Funds defined below. The Portfolios shall pay this fee to the Company up to a maximum of $16.00 per Contract Owner per year. Any remainder of the fee over $16.00 per Contract Owner per year shall be paid by the Advisors' to the Funds(s) issuing the Shares out of the Advisor's or Advisors' legitimate profits. No compensation shall be paid on Institutional Shares and R5 Shares of the Short Term Fixed Income Funds and Equity Index Funds. No compensation shall be paid on R6 SHARES of the Funds.

SHAREHOLDER SERVICE FEES:

MORGAN AND RESERVE MONEY MARKET SHARES: 25bps on JPMorgan Prime Money Market
Fund
CASH MANAGEMENT MONEY MARKET SHARES: 30bps on JPMorgan Prime Money Market Fund

JPMDS will pay Hartford a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets for the Morgan and Reserve Shares of the JPMorgan Prime Money Market Fund and 0.30% on Cash Management Shares of the JPMorgan Prime Money Market Fund.

If JPMDS is waiving its shareholder servicing fee from a Fund to manage the Fund's expenses in extraordinary market conditions, JPMDS may, in its sole discretion and upon notice to Hartford, reduce the amount of, or eliminate entirely, the service fee payable to Hartford with respect to such Fund. If JPMDS reduces the service fee payable to Hartford, it will pay Hartford, a fee at a blended rate that reflects the average reduction in the fee rate applicable to the shareholder service fee paid by the Fund to JPMDS for the month."

FIXED INCOME FUNDS

JPMorgan Arizona Municipal Bond Fund
JPMorgan California Tax Free Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Emerging Markets Debt Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Fund
JPMorgan Inflation Managed Bond Fund
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan International Currency Income Fund
JPMorgan Limited Duration Bond Fund
JPMorgan Managed Income Fund
JPMorgan Market Expansion Index Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Municipal Income Fund
JPMorgan New York Tax Free Bond Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan Real Return Fund
JPMorgan Short-Intermediate Municipal Bond Fund
JPMorgan Strategic Income Opportunities Fund
JPMorgan Tax Aware High Income Fund
JPMorgan Tax Aware Real Return Fund
JPMorgan Tax Free Bond Fund
JPMorgan Total Return Fund

SHORT TERM FIXED INCOME FUNDS

JPMorgan Short Duration Bond Fund
JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II
JPMorgan Ultra Short Term Bond Fund
JPMorgan Treasury and Agency Fund
JPMorgan Mortgage Backed Securities Fund

EQUITY INDEX FUNDS

JPMorgan Equity Index Fund
JPMorgan International Equity Index Fund

This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

Except to the extent modified by this Amendment, the remaining provisions of the Agreement shall remain in full force and effect. In the event of a conflict between the provisions of the Agreement and those of this Amendment, this Amendment shall control.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Richard E. Cady
       ------------------------------
Name:  Richard E. Cady
Title: Assistant Vice President
Date:  1/7/11

JPMORGAN TRUST I,
JPMORGAN TRUST II,
J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.,
J.P. MORGAN MUTUAL FUND GROUP,
J.P. MORGAN MUTUAL FUND INVESTMENT TRUST,
UNDISCOVERED MANAGERS FUNDS

By:    /s/ Jeffrey D. House
       ------------------------------
Name:  Jeffrey D. House
Title: Assistant Treasurer
Date:  1/12/11

JPMORGAN VALUE OPPORTUNITIES FUND

By:    /s/ Susan S. Montgomery
       ------------------------------
Name:  Susan S. Montgomery
Title: Authorized Signer
Date:  1/14/2011

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:    /s/ Gary J Madich
       ------------------------------
Name:  Gary J Madich
Title: Managing Director
Date:

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED

By:    /s/ Scott E. Richter
       ------------------------------
Name:  Scott E. Richter
Title: Secretary
Date:  1/18/11

JPMORGAN DISTRIBUTION SERVICES, INC.

By:    /s/ Robert L. Young
       ------------------------------
Name:  Robert L. Young
Title: Vice President
Date:  1/20/11